EXHIBIT 10


                       FIRST AMENDMENT TO CREDIT AGREEMENT


     This First Amendment to Credit Agreement, effective as of September 28, 2001 (this "Amendment"), is by and among National Wine & Spirits, Inc., an Indiana corporation (the "Company), the Guarantors set forth on the signature pages hereof, (the "Guarantors"), the Banks set forth on the signature pages hereof (collectively, the "Banks" and individually, a "Bank") and Bank One, Michigan, a Michigan banking corporation as Agent (in such capacity, the "Agent") for the Lenders.


                                    RECITALS

     WHEREAS, the Company, the Guarantors, the Banks and the Agent are parties to a Credit Agreement dated as of January 25, 1999 (the "Credit Agreement"); and

     WHEREAS, the Company has requested the Banks to amend the Credit Agreement to permit the purchase by it of a part of its Senior Unsecured Debt and the Banks are willing to do so upon the following terms and conditions.


                    ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

               The Credit Agreement hereby is amended as follows:

     1. Section 5.2(k) is amended by changing the period at the end thereof to a semi-colon and adding the following phrase: "and (viii) Investments consisting of purchases of Senior Unsecured Debt permitted under Section 5.2(o)".


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     2. Section 5.2(o) is amended in its entirety to read as follows:

     (o) Payments and Modification of Senior Unsecured Debt. Make any optional payment, prepayment or any optional or mandatory redemption of, or purchase, any Senior Unsecured Debt, nor amend or modify, or consent or agree to any amendment or modification, which would shorten any maturity or increase the amount of any payment of principal or increase the rate (or require earlier payment) of interest on any such Senior Unsecured Debt, nor enter into any agreement or arrangement providing for the defeasance of any Senior Unsecured Debt; provided, that the Company may (A) make redemptions of Senior Unsecured Debt that are permitted or required by the terms of the indenture governing the Senior Unsecured Debt from the cash proceeds of a sale of common stock of the Company and (B) purchase, in one or more transactions occurring prior to March 31, 2002, up to $25,000,000 in aggregate principal amount of Senior Unsecured Debt at par or less than par, if (i) immediately before and after such purchase or redemption, no Default or Event of Default shall exist or shall have occurred and be continuing, (ii) except as may be set forth in any periodic report filed by the Company with the Securities and Exchange Commission, the representations and warranties contained in Article 4 shall be true and correct on and as of the date thereof (both before and after such purchase or redemption is consummated) as if made on the date such purchase or redemption is consummated, and (iii) the Company shall have provided to the Agent before such purchase or redemption pro forma financial statements reflecting the occurrence of such purchase or redemption demonstrating compliance with the covenants contained in this Agreement, certified by a duly authorized officer of the Company.


                     ARTICLE 2. CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective upon its execution by all parties hereto and delivery of such executed Amendment to the Agent.



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

                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that:

     3.1 The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of the Borrower's charter or by-laws, or of any contract or undertaking to which the Borrower is a party or by which the Borrower or its property is or may be bound or affected.

     3.2 This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the
Borrower, is required on the part of the Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

     3.4 After giving effect to the amendment contained in Article 1 of this Amendment, the representations and warranties contained in the Credit Agreement are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.


                            ARTICLE 4. MISCELLANEOUS

     4.1 If the Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

     4.2 All references to the Credit Agreement in any Note or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection with or pursuant thereto hereafter shall be deemed references to the Credit Agreement, as amended hereby.


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

     4.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     4.4 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

     4.5 The Borrower agrees to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

     4.6 This Amendment may be executed by telefacsimile signature upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     4.7 Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


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     WITNESS THE DUE  EXECUTION  HEREOF  effective as of the date and year first above stated.


                           NATIONAL WINE & SPIRITS, INC.



                           By:  /s/ Patrick A. Trefun
                                ------------------------------------------------
                           Print Name:  Patrick A. Trefun
                           Its:  Treasurer



                           NWS, INC.



                           By:  /s/ Patrick A. Trefun
                                ------------------------------------------------
                           Print Name:  Patrick A. Trefun
                           Its:  Assistant Secretary



                           NWS-ILLINOIS, LLC



                           By:  /s/ Patrick A. Trefun
                                ------------------------------------------------
                           Print Name:  Patrick A. Trefun
                           Its:  Assistant Secretary



                           NATIONAL WINE & SPIRITS CORPORATION



                           By:  /s/ Patrick A. Trefun
                                ------------------------------------------------
                           Print Name:  Patrick A. Trefun
                           Its:  Assistant Secretary



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                           NWS MICHIGAN, INC.



                           By:  /s/ Patrick A. Trefun
                                ------------------------------------------------
                           Print Name:  Patrick A. Trefun
                           Its:  Assistant Secretary


                           THE BANKS:

                           BANK ONE, MICHIGAN, f/k/a/ NBD Bank,
                           Individually as a Bank and as Agent



                           By:  /s/ Mark W. Widawski
                                ------------------------------------------------
                           Print Name:  Mark W. Widawski
                           Its:  Senior Vice President



                           GMAC COMMERCIAL CREDIT CORP.



                           By:  ------------------------------------------------

                           Print Name:  ----------------------------------------
                           Its:  -----------------------------------------------


                           LASALLE BANK, NATIONAL ASSOCIATION



                           By:  /s/ Michael S. Barnett
                                ------------------------------------------------
                           Print Name:  Michael S. Barnett
                           Its:  First Vice President



                           NATIONAL CITY BANK OF INDIANA



                           By:  ------------------------------------------------

                           Print Name:  ----------------------------------------

                           Its:  -----------------------------------------------


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